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                            KEMPER MONEY MARKET FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 20, 1995
                            ------------------------

     Kemper Money Market Fund's name and the names of its three series have been changed as follows:

Old
Kemper Money Market Fund
  Money Market Portfolio
  Government Securities Portfolio
  Tax-Exempt Portfolio

New
Kemper Money Funds
  Kemper Money Market Fund
  Kemper Government Money Fund
  Kemper Tax-Free Money Fund

     The following supplements the indicated sections of the prospectus. HOW TO BUY SHARES
  BY WIRE

     Shareholders purchasing shares by wire should have Federal Funds wired to United Missouri Bank of Kansas City, N.A. (ABA #1010-0069-5), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the appropriate Fund bank account (Kemper Money Market Fund: 98-0103-346-8; Kemper Government Money Fund:
98-0116-259-4; or Kemper Tax-Free Money Fund: 98-0001-577-6) and for further credit to their Fund account number.
DIVIDENDS AND TAXES

     Commencing March, 1996, shareholders will receive monthly statements reflecting dividend reinvestment and purchase and redemption transactions during the month. Except for initial purchases, confirmations will no longer be sent after each transaction.
INVESTMENT MANAGER

     Kemper Financial Services, Inc., the investment manager for the Fund, has changed its name to Zurich Kemper Investments, Inc. ("ZKI"). ZKI is an indirect subsidiary of Zurich Insurance Company, an internationally recognized company providing services in life and non-life insurance, reinsurance and asset management. See "Investment Manager and Underwriter" in the prospectus.

March 1, 1996
KMMF-1A 3/96
KDI602008
(LOGO)printed on recycled paper